                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       LIFE & ANNUITY TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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
                       IMPORTANT NOTICE: PLEASE COMPLETE
                    THE ENCLOSED PROXY BALLOT AND RETURN IT
               AS SOON AS POSSIBLE. FOR YOUR CONVENIENCE, YOU MAY
              VOTE BY CALLING THE TOLL-FREE NUMBER PRINTED ON YOUR
               PROXY BALLOT OR BY INTERNET AT WWW.PROXYVOTE.COM.
          A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.

                              LIFE & ANNUITY TRUST
                               111 CENTER STREET
                             LITTLE ROCK, AR 72201


                                  June 1, 1999


Dear Valued Shareholder:


    We are seeking your approval of a proposed reorganization of the Life & Annuity Fund into new Funds of Wells Fargo Variable Trust. The proposed reorganization is part of a larger plan to consolidate the entire Stagecoach Fund family with the Norwest Advantage Fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. In a separate proxy statement, the Norwest Advantage Funds also are seeking approval from their shareholders for the reorganization.


    Currently, the Stagecoach Fund family and the Norwest Advantage Fund family are organized in six different legal entities. By consolidating these Fund families into new entities, we expect to reduce management and administrative inefficiencies arising from the operation of six separate legal entities. We also will achieve increased market presence for the new consolidated Fund family, which we believe will be advantageous for all Fund shareholders.


    WELLS FARGO BANK HAS AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION SO THAT SHAREHOLDERS WILL NOT BEAR THESE COSTS.



    THE BOARDS OF TRUSTEES OF THE LIFE & ANNUITY TRUST AND NORWEST SELECT TRUST HAVE UNANIMOUSLY APPROVED THE REORGANIZATION AND BELIEVE THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS, AND THAT THE INTERESTS OF SHAREHOLDERS WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THEY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL AND APPROVE THE REORGANIZATION BY VOTING YOUR PROXY.



    Under the reorganization, each of the Life & Annuity Funds listed above will transfer all of its assets and liabilities to a Wells Fargo Variable Trust Fund with the same investment objectives and principal investment strategies. We will refer to these Fund groups as the LAT Funds and the WF Funds and all of them together as the Funds. After the reorganization, LAT shareholders will hold shares of the corresponding WF Fund having the same total value as the shares that they owned immediately before the reorganization.


    WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

    - The combined Stagecoach and Norwest Advantage Fund family will provide investors with a fund family with a wider array of investment options and therefore more choices of available funds.


    - The reorganization will not trigger any tax consequences for contract holders.



    - By reducing the number of legal entities from six to three, the reorganization will result in operating efficiencies.



    - Wells Fargo will pay all of the costs of the reorganization.

    You do not need to make any changes to your investments now. We are confident that you will be pleased with the choices in the new fund family.

    Please read the enclosed proxy materials and consider the information presented. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may vote on the internet (http://www.proxyvote.com), or by telephone by calling the toll-free number printed on your proxy ballot. We encourage you to vote promptly.


                                          Very truly yours,



                                          /s/ R. Greg Feltus
                                          R. Greg Feltus
                                          President
                                          Life & Annuity Trust

                             ASSET ALLOCATION FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                               MONEY MARKET FUND

                         SERIES OF LIFE & ANNUITY TRUST
                               111 CENTER STREET
                             LITTLE ROCK, AR 72201

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 5, 1999

    This is the formal agenda for the Funds' special shareholder meeting. It tells shareholders what matters will be voted on and the time and place of the meeting.

To the Shareholders of LAT Funds:


    A special meeting of the shareholders will be held on Thursday, August 5, 1999, at 10:00 a.m. (Eastern Time) at the office of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C., to consider the following:


    1. A proposal to approve an Agreement and Plan of Reorganization for the LAT Funds. Under this Agreement, the LAT Funds listed above will transfer all of their assets and liabilities to a newly-created corresponding WF Fund in exchange for shares of the WF Fund. These shares will be distributed proportionately to the shareholders of the LAT Fund. The WF Fund also would assume the liabilities of the LAT Fund.

    2.  Any other business that properly comes before the meeting.

    Shareholders of record as of the close of business on May 6, 1999 are entitled to vote at the meeting and any related follow-up meetings.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD (VOTING INSTRUCTION CARD) OR VOTE ON THE INTERNET OR BY TELEPHONE.


                                          By Order of the Board of Trustees
                                          Richard H. Blank, Jr.
                                          Secretary



June 1, 1999


              YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
              NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

                             ASSET ALLOCATION FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                               MONEY MARKET FUND

                            COMBINED PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

    This is a proxy statement containing information that shareholders should know before voting on the Reorganization of the LAT Funds. The shares of the LAT Funds may be purchased only by separate accounts of insurance companies for the purpose of funding variable insurance products, including variable annuity contracts and variable life insurance policies. As of the record date, the shares of the LAT Funds were legally owned by participating insurance companies, including American Skandia Life Assurance Corporation, to fund various variable annuity products, including Stagecoach annuity products. This proxy statement is being forwarded to holders of the variable insurance contracts and policies, whom we will call contract holders, who beneficially own shares of the LAT Funds. The participating insurance companies will vote their shares in accordance with the instructions from contract holders. Because contract holders beneficially own LAT Fund shares, they should view themselves as shareholders of the LAT Funds for purposes of this proxy statement.


    On March 25, 1999, the Board of Trustees approved a plan to reorganize the LAT Funds into newly created WF Funds with the same investment objectives and principal investment strategies. The proposed Reorganization is part of a larger plan to consolidate the Stagecoach Fund family with the Norwest Advantage Fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. This proxy statement contains the information shareholders should know before voting on the proposed Reorganization.


HOW WILL THE REORGANIZATION WORK?

    The Reorganization will have three steps:

    - the transfer of the assets of the LAT Funds to the corresponding WF Funds in exchange for shares of the WF Funds of equivalent value to the net assets transferred;

    - the pro rata distribution of the WF Fund's shares to the shareholders of record of the LAT Fund as of the effective date of the Reorganization in full redemption of those shareholders' shares in the LAT Fund; and


    - the immediate liquidation and termination of the LAT Fund.



    As a result of the Reorganization, each shareholder of a LAT Fund will instead hold shares of the corresponding WF Fund having the same total value as the shares that they held immediately before the Reorganization. If any LAT Fund fails to approve the Reorganization, it will not participate in the Reorganization and it will not be terminated. In such a case, the LAT Fund will continue its operations and its Trustees will consider what further action is appropriate.


WILL THE REORGANIZATION AFFECT MY CONTRACT RIGHTS?

    The participating insurance companies have advised us that as contract owners in an annuity, you will continue to receive income payments according to the option you have chosen under the contract prospectus. The Reorganization will not affect your contract rights, except that your variable payments will depend on the performance of the WF Fund instead of the LAT Fund.


IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

    Yes, additional information about the LAT Funds is available in:

    - Prospectuses for the LAT and WF Funds;

    - Statements of Additional Information, or SAIs, for the LAT and WF Funds:


    - LAT Funds' Annual and Semi-Annual Reports to shareholders, which contain audited financial statements for the most recent fiscal year.



    All of this information is in documents filed with the Securities and Exchange Commission. The financial statements contained in the annual reports are legally deemed to be part of this proxy statement. The shareholder reports have been previously mailed to shareholders. Copies of all these documents are available free of charge by writing or calling the address or toll-free number listed below.


    The WF Funds currently are not operating mutual funds nor do they have an effective prospectus that contains a description of all of the new WF Funds. They do, however, have a preliminary prospectus and Statement of Additional Information. These documents are subject to completion and revision before becoming effective with the SEC.


    All of these documents also are available through the SEC's web site at www.sec.gov. Information about the WF Funds may be found under Wells Fargo Variable Trust, and information about LAT Funds may be found under Life & Annuity Trust. Shareholders also may obtain copies of all of these documents by writing to or calling:


                           Wells Fargo Variable Trust
                                 P.O. Box 7066
                          San Francisco, CA 94120-7066
                                 1-800-552-9612


    There is an Agreement and Plan of Reorganization between the LAT Funds and WF Funds that describes the technical details of how the Reorganization will be accomplished. Copies of this Agreement and Plan are available free of charge by writing to or calling the address or toll-free number listed above.



    It is expected that this Proxy Statement will be mailed to shareholders on June 1, 1999.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Introduction...............................................................................................           7

  Description of the Proposal..............................................................................           7

  The Reasons for the Reorganization.......................................................................           7

The Effects of the Reorganization..........................................................................           8

  Comparison of Business Structures........................................................................           8

  Comparison of Investment Advisors and Advisory Fees......................................................           9

  Substitution of a Distribution Fee for the Existing Shareholder Servicing Fee............................           9

  Modernized and Streamlined Investment Policies and Restrictions..........................................          10

  Comparison of Fees and Expenses..........................................................................          10

Other Information about the Proposed Reorganization........................................................          11

  Federal Income Tax Consequences..........................................................................          11

  More Information on Proxy Voting.........................................................................          11

  Large Shareholders and Contract Holders..................................................................          12

  Matters Incorporated by Reference........................................................................          12

EXHIBIT A: Information About the Trustees..................................................................          13

INTRODUCTION

    The Board of Trustees called this meeting to allow shareholders to consider and vote on one proposal--the proposed reorganization of the LAT Funds into new corresponding WF Funds. We shall refer to this as the Reorganization. Although there is one proposal before shareholders of each Fund, the Reorganization will result in some common changes to all of the Funds, and will result in some changes that are limited to a particular Fund. Please be sure to read the entire proxy statement and the attached exhibits to determine how the Reorganization will affect your particular Fund before casting your vote.

    DESCRIPTION OF THE PROPOSAL

    On March 25, 1999, the Board of Trustees of the LAT Funds unanimously voted to approve the Reorganization, subject to approval of the Funds' shareholders. At the meeting, the shareholders of the LAT Funds will be asked to approve the proposed Reorganization of the LAT Funds into a corresponding WF Fund. The Reorganization will include the transfer of all assets and liabilities of the LAT Fund to a corresponding WF Fund. LAT shareholders will receive shares in a comparable class of a WF Fund equal in value to the value of their shares in the LAT Fund immediately before the Reorganization. If approved by shareholders, the Reorganization is expected to occur in September 1999. The LAT Fund will then be terminated and liquidated.

    The investment objectives and principal investment strategies of each Fund will remain the same. The name of the corresponding WF Fund will remain the same. The investment policies of the WF Funds differ in some respects from the LAT Fund. These changes are described in general terms below.

    THE REASONS FOR THE REORGANIZATION


    The Reorganization is part of a larger plan to consolidate the Stagecoach Fund family with the Norwest Advantage Fund family after the merger of Wells Fargo & Company and Norwest Corporation in November 1998. To accomplish this goal, some of the LAT and Norwest Funds are merging together into new WF Funds. YOUR Fund is NOT being merged with an existing Norwest Fund. Rather, your Fund will be reorganized into a WF Fund with the same investment objectives and principal investment strategies and the same name as your existing LAT Fund.



    One of the primary purposes of the Reorganization is to consolidate the entire Stagecoach Fund family and the Norwest Fund family into the new WF Fund family. If the Reorganization is approved, the new WF Fund will offer 9 funds to insurance companies to fund variable insurance products. The benefits of consolidating the LAT Funds with the WF Funds include:


    - eliminating the marketing and management overlap arising from operating two separate Fund families;

    - facilitating more effective marketing and distribution of all Fund shares by creating one single, recognizable fund family--the WF Fund family;

    - providing insurance company shareholders with access to an expanded menu of investment choices, which should benefit all Fund shareholders; and


    - reorganizing all of the Stagecoach and Norwest Advantage Funds into three new legal entities subject to the same state law (instead of six entities subject to the laws of three different states as currently structured) and modernizing the governing documents, which can increase operational efficiencies and may reduce expenses by eliminating duplicative costs, such as fund compliance and recordkeeping.



    THE REORGANIZATION IS NOT EXPECTED TO TRIGGER ANY TAX CONSEQUENCES FOR CONTRACT HOLDERS.

    The Reorganization will not result in dilution for any shareholder because LAT shareholders will own the same amount of shares with the same value of the WF Fund immediately after the Reorganization that they owned in the LAT Fund immediately before the Reorganization.

    Wells Fargo also has agreed to pay all of the expenses associated with the Reorganization, including the cost of soliciting proxies to obtain shareholder approval.

    After considering the expense ratios for the existing LAT Fund and the corresponding WF Fund, and all of the benefits of the proposed Reorganization, the LAT Board unanimously approved the proposed Reorganization and recommended that you vote to approve the Reorganization by voting FOR the proposal.

THE EFFECTS OF THE REORGANIZATION

    The proposed Reorganization will result in some changes that are common to all of the LAT Funds, and establish a new fee structure for each LAT Fund. These changes are listed below, and are discussed in more detail later in the sections that follow.

    - The Reorganization of all of the Funds into a Delaware business trust with 10 Trustees, five of whom currently serve as LAT Trustees and five of whom currently serve as Norwest Trustees;


    - New arrangements with existing investment advisor and sub-advisors;



    - Substituting a Distribution Plan for the existing Shareholder Servicing Plan;



    - Modernizing and streamlining the fundamental investment policies of the Funds, and classifying the investment objectives of each Fund as non-fundamental policies; and


    - The creation of a new fee structure.

    COMPARISON OF BUSINESS STRUCTURES

    Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each fund's governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. Your Fund is currently organized as Delaware business trust. The proposed Reorganization would reorganize your Fund into a new Delaware business trust with a new governing document. The reason for choosing a new Delaware business trust is to have all the Funds of the new WF Fund family organized in the same manner, and subject to the same state law and governing document, and to take advantage of the chance to adopt modern, updated organizational documents for the new Fund family.


    Because your Fund is a Delaware trust, the Reorganization would not change the applicable state law. The following is a discussion of the current governing documents of your LAT Funds and the governing document that will apply if it reorganizes as a new WF Fund. This discussion is not a comprehensive review of all technical distinctions between the different documents. The discussion highlights certain information about the Funds' business structures and explains some of the differences between them.



    - THE BOARD OF TRUSTEES. The Board of the WF Funds has ten trustees, five of whom currently serve as LAT Trustees and five of whom currently serve as Norwest Advantage Fund Trustees. A combined Board of LAT Trustees and Norwest Advantage Fund Trustees should ensure a smooth consolidation of the LAT and Norwest Advantage Fund families. A majority of the Trustees of the WF Funds are disinterested trustees, which means that they are independent of the WF Funds and the Funds' adviser and distributor. Exhibit A contains a brief biography of each Trustee.



    - ACTIONS OF THE BOARD. Delaware business trust law provides the Board with more flexibility than other state laws in how they may meet and decide matters for the Funds. Under Delaware law, there is no restriction on how the Board may act and the Board may determine these matters if the

      Declaration of Trust is drafted to permit them to do so. Like the LAT Funds, the WF Declaration gives the Board flexibility to decide matters for the Funds.



    - SHAREHOLDER VOTING RIGHTS. Under Delaware law, shareholders are entitled to vote only on matters if required by the federal securities laws, or under the Declaration of Trust. The WF Funds' Declaration of Trust would require shareholder approval of any matter only if required under the federal securities laws or if the Board decides to submit the matter for shareholder approval. Some shareholder voting rights will be changed as a result of the reorganization. For example, shareholders of the WF Funds will not have the right to vote on reorganizations unless required under the federal securities laws. Certain shareholder rights, including the right to call a special meeting for the purpose of removing trustees and the right to vote to remove trustees, will not be affected by the reorganization. By limiting mandatory shareholder votes to those matters expressly required under the federal securities laws, the Funds can save money by not having to schedule special shareholder meetings and solicit shareholder proxies.


    COMPARISON OF INVESTMENT ADVISORS AND ADVISORY FEES


    Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, currently serves as the investment advisor to each of the LAT Funds listed above AND WILL CONTINUE TO SERVE AS THE INVESTMENT ADVISOR TO YOUR FUND. Wells Fargo Bank is located at 525 California Street, San Francisco, CA 94163. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As of December 31, 1998, Wells Fargo and its affiliates provided advisory services for over $202 billion in assets.



    Wells Capital Management Incorporated, or WCM, a wholly-owned subsidiary of Wells Fargo Bank, currently serves as investment sub-advisor to all of the LAT Funds covered by this proxy statement, except for the Asset Allocation Fund. In this capacity, it is responsible for the day-to-day management activities of those Funds. WCM WILL CONTINUE TO SERVE AS THE SUB-ADVISOR TO THE CORRESPONDING WF FUND. As of December 31, 1998, WCM provided advisory services for over $39.3 billion in assets.



    The Asset Allocation Fund currently is sub-advised by Barclays Global Fund Advisors, or BGFA, AND BGFA WILL CONTINUE TO SERVE AS SUB-ADVISOR FOR THE WF ASSET ALLOCATION FUND. BGFA is a wholly-owned subsidiary of Barclays Global Investors, N.A., or BGI, and an indirect subsidiary of Barclays Bank PLC. In this capacity, BGFA is responsible for the model that is used to manage the investment portfolio and selection of securities for the portfolio. BGFA was created as part of the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, and is one of the largest providers of index portfolio management services. As of December 31, 1998, BGI provided investment advisory services for $619 billion in assets.


    SUBSTITUTION OF A DISTRIBUTION FEE FOR AN EXISTING SHAREHOLDER SERVICING FEE

    Currently, each LAT Fund charges a shareholder servicing fee that covers the cost of selling agents performing certain services for your account, such as preparing account statements, confirmations, answering questions about your account and other shareholder services. American Skandia currently provides these services. Instead of charging a shareholder servicing fee, the WF Fund will charge a distribution fee in the same amount. The distribution fee will be paid to American Skandia to help sell Fund shares, and to continue to provide shareholder services. Because WF Funds has replaced the shareholder servicing fee with the distribution fee, this change will not increase the Fund's operating expense ratios.

    MODERNIZED AND STREAMLINED INVESTMENT POLICIES AND RESTRICTIONS


    YOUR FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES WILL NOT CHANGE SUBSTANTIVELY AS A RESULT OF THE REORGANIZATION.

    The WF Funds' investment objectives will not be classified as fundamental, which means that the Board can change them without shareholder approval. By eliminating the need for shareholder approval, the Funds can better respond to changing conditions and can save the Funds and their shareholders money by eliminating the need to solicit proxies to obtain shareholder approval. There is no current plan to change any investment objectives.



    The WF Funds will have fewer "fundamental" investment policies, which can only be changed with shareholder approval and restrict the Funds' ability to respond to new developments and changing trends. The WF Funds will have more modern and streamlined investment policies and restrictions. Investment policies can limit a portfolio manager from investing in a security that is consistent with the investment objective and principal investment strategies of a Fund and an otherwise appropriate investment. The reasons for changing some of these investment policies are to adopt uniform investment policies for similarly managed funds in the WF Fund family, to remove restrictions that unnecessarily hamper a portfolio manager's investment discretion, and to conform the WF Fund's investment policies to the flexibility currently allowed under federal and state law. The list of "fundamental" policies will be consistent across all WF Funds (with limited exceptions), which will greatly facilitate compliance and monitoring activities. Currently, each LAT Fund has its own list of fundamental policies, which results from each Fund being created at a different time in the LAT Funds' history.


    COMPARISON OF FEES AND EXPENSES


    After the Reorganization, the projected operating expense ratios for the LAT Funds will change from the current ratios. Wells Fargo, as investment adviser to the WF Funds, however, has agreed to fee waivers for one year so that the operating expense ratios will be at or close to the current expense ratios. After the one year period, the fee waivers may be reduced only with the approval of the Board of Trustees.



    The following fee table contains comparative information about expenses, both before and after waivers and reimbursements for each LAT Fund.



                         FEE AND EXPENSE COMPARISON(1)



            LAT Fund                          WF Fund
--------------------------------  --------------------------------
 Before Waiver    After Waiver     Before Waiver    After Waiver
---------------  ---------------  ---------------  ---------------
   LAT Asset Allocation Fund          WF Asset Allocation Fund

     1.11%            0.96%            1.21%            1.00%

     LAT Equity Value Fund              WF Equity Value Fund

     2.52%            1.10%            2.07%            1.00%

        LAT Growth Fund                    WF Growth Fund

     1.18%            1.10%            1.24%            1.00%

     LAT Money Market Fund              WF Money Market Fund

     1.28%            0.86%            1.36%            0.85%


------------------------


(1) The fees in this table do not reflect separate account information, including sales load.

OTHER INFORMATION ABOUT THE PROPOSED REORGANIZATION


    FEDERAL INCOME TAX CONSEQUENCES



    The Reorganization is not expected to trigger any tax consequences for contract holders.


    MORE INFORMATION ON PROXY VOTING


    Shareholders of all of the LAT Funds who own shares on May 6, 1999 are eligible to vote on the proposed Reorganization. As of the record date, participating insurance companies, on behalf of their separate accounts, were shareholders of record. The insurance companies will vote shares of the LAT Funds held by them in accordance with voting instructions received from contract holders for whose accounts the shares are held. In order to proceed with the Reorganization, at least 2/3 of the outstanding shares of each LAT Fund and of Life & Annuity Trust must approve the Reorganization. The chart below lists the number of outstanding shares of each LAT Fund.



NAME OF PORTFOLIO                         SHARES OUTSTANDING
----------------------------------------  ------------------
Asset Allocation Fund...................      13,283,783
Equity Value Fund.......................       1,863,336
Growth Fund.............................       5,148,695
Money Market Fund.......................      28,418,758


    Contract holders have voting rights in relation to the account value maintained in the participating insurance company sub-accounts. You do not have voting rights in relation to account value maintained in any fixed allocations or in relation to fixed or adjustable annuity payments.

    The participating insurance companies will vote the shares of the LAT Funds in which the sub-accounts invest in the manner directed by contract holders. Contract holders give instructions equal to the number of shares represented by the sub-account units attributable to their annuity or policy contract.

    The participating insurance companies will vote the shares attributable to assets held in the sub-accounts solely for the participating insurance company rather than on behalf of contract holders, or any shares as to which they have not received voting instructions, in the same manner and proportion as the shares for which they have received voting instructions. For proxies received with no instructions on how to vote, the insurance company will vote those shares FOR the proposal.

    The participating insurance companies will provide contract holders with proper forms and proxies to enable them to provide voting instructions to the insurance company.


    Shareholders may vote in one of four ways. You may complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States). You may vote on the internet by going to http://www.proxyvote.com and following the instructions. You also can vote by calling the toll-free number printed on your proxy ballot and following the instructions. To vote via the Internet or by telephone, you will need the 12-digit control number printed on your ballot. Last, you may vote in person by attending the special meeting.



    Any shareholder may revoke a proxy once the proxy is given. A shareholder desiring to revoke a proxy must either submit to the appropriate LAT Fund a later dated proxy, deliver to the LAT Fund a written notice of revocation, or otherwise give written notice of revocation in person at the meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.


    The election inspectors will count your vote at the meeting, if cast in person or by proxy. The election inspectors will count:


    - votes cast "for" the proposal to determine whether sufficient affirmative votes have been cast; and

    - abstentions to determine whether a quorum is present at the meeting, but not to determine whether the proposal has been approved.

    The Trustees know of no matters other than the proposal regarding the Reorganization that will be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.


    In addition to the solicitation of proxies by mail or expedited delivery service, the Board of Trustees of LAT Funds and employees and agents of D.F. King & Co., Inc. may solicit proxies in person or by telephone. Wells Fargo Bank will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The LAT Funds have engaged the proxy solicitation firm of D.F. King & Co., Inc. which, for its solicitation services, will receive a fee from Wells Fargo Bank estimated at $20,000 and reimbursement of out-of-pocket expenses estimated at $155,000.


    LARGE SHAREHOLDERS AND CONTRACT HOLDERS


    The federal securities laws require that we include information about shareholders that own 5% or more of the outstanding shares of any of the Funds.



                                               AS OF APRIL 30, 1999
-------------------------------------------------------------------------------------------------------------------
FUND                                                         ADDRESS                            PERCENTAGE OF FUND
---------------------------------  -----------------------------------------------------------  -------------------
LAT Asset Allocation Fund          AMERICAN SKANDIA LIFE                                                99.97%
                                   P.O. BOX 883
                                   SHELTON CT 06484

LAT Equity Value Fund              AMERICAN SKANDIA LIFE                                                99.45%
                                   P.O. BOX 883
                                   SHELTON CT 06484

LAT Growth Fund                    AMERICAN SKANDIA LIFE                                                99.94%
                                   P.O. BOX 883
                                   SHELTON CT 06484

LAT Money Market Fund              AMERICAN SKANDIA LIFE P.O. BOX 883                                   99.88%
                                   SHELTON CT 06484



    MATTERS INCORPORATED BY REFERENCE



    The LAT Funds' audited financial statements for the most recent fiscal year, which are included in the Funds' Annual Report dated as of December 31, 1998, are incorporated by reference in this proxy statement. Representatives of KPMG, the LAT Funds' independent auditors, will be present at the meeting to answer questions.

                                   EXHIBIT A
                         INFORMATION ABOUT THE TRUSTEES


NAME                           AGE      OCCUPATION
-------------------------      ---      ------------------------------------------------------------------------------
Robert C. Brown                    67   Board member of the Norwest Advantage Fund family since 1992; member of the
                                        Valuation Board Committee. Director, Federal Farm Credit Banks Funding
                                        Corporation and Farm Credit System Financial Assistance Corporation since
                                        February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest
                                        Corporation, until 1991. Lives in Sarasota, Florida.
Donald H. Burkhardt                72   Board member of the Norwest Advantage Fund family since 1992; Chairman of the
                                        Audit Board Committee and member of the Nominating Board Committee. Principal of the Burkhardt Law Firm. Lives in Denver, Colorado.
Jack S. Euphrat                    76   Board member of SC Funds since its inception in 1991; member of the Audit and
                                        Nominating Committees. Private Investor. Lives in Atherton, California.
Thomas S. Goho                     57   Board member of SC Funds since its inception in 1991; Chairman of the
                                        Nominating Committee and member of the Audit Committee. Associate Professor of
                                        Finance of the School of Business and Accounting at Wake Forest University
                                        since 1982. Lives in Winston-Salem, North Carolina.
Peter G. Gordon                    56   Board member of SC Funds since 1998; Chairman of the Audit Committee and member of the Nominating Committee. Chairman and Co-Founder of Crystal Geyser
                                        Water Company and President of Crystal Geyser Roxane Water Company since 1977.
                                        Lives in Mill Valley, California.
W. Rodney Hughes                   72   Board member of SC Funds since its inception in 1991. Private investor. Lives in San Rafael, California.
Richard M. Leach                   65   Board member of the Norwest Advantage Fund family since inception; member of the Audit and Nominating Committees. President of Richard M. Leach Associates
                                        (a financial consulting firm) since 1992. Prior thereto, he was Senior Adviser of Taylor Investments (a registered investment adviser).
J. Tucker Morse                    54   Board member of SC Funds since its inception in 1991. Chairman of Home Account
                                        Network, Inc.; Chairman of Renaissance Properties Ltd.; President of Morse
                                        Investment Corporation; Co-Managing Partner of Main Street Ventures. Lives in
                                        Charleston, South Carolina.
Timothy J. Penny                   46   Board member of the Norwest Advantage Fund family since 1995; member of the
                                        Nominating and Audit Board Committees. Senior Counsel to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey
                                        Institute, Minneapolis, Minnesota (a public policy organization) since January
                                        1995. Prior thereto, he was Representative to the United States Congress from
                                        Minnesota's First Congressional District. Lives in Waseca, Minnesota.
Donald C. Willeke                  58   Board member of the Norwest Advantage Fund family since 1995; member of the
                                        Nominating and Audit Board Committees. Principal of the law firm of Willeke &
                                        Daniels. Lives in Minneapolis, Minnesota.

                                    APPENDIX

LIFE & ANNUITY TRUST        NORWEST SELECT TRUST
111 CENTER STREET           TWO PORTLAND SQUARE
LITTLE ROCK, AR 77201       PORTLAND, ME 04101


    BY MY SIGNATURE BELOW, I APPOINT R. GREG FELTUS, RICHARD H. BLANK, JR. AND MICHAEL W. NOLTE (OFFICERS OF LIFE & ANNUITY TRUST), THOMAS G. SHEEHAN, DON L. EVANS AND DAVID I. GOLDSTEIN (OFFICERS OF NORWEST SELECT TRUST) AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE PORTFOLIO(S) IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING(S) OF SHAREHOLDERS OF LIFE AND ANNUITY TRUST (THE "LAT FUNDS") AND NORWEST SELECT TRUST (THE "NAF FUNDS") TO BE HELD AT THE OFFICES OF MORRISON & FOERSTER LLP, 2000 PENNSYLVANIA AVENUE, N.W., WASHINGTON, D.C. ON THURSDAY, AUGUST 5, 1999 AT 10:00 A.M. (EASTERN TIME), AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHAREHOLDERS MEETING AND THE COMBINED PROXY STATEMENT DATED JUNE 1, 1999.


    THIS PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSAL. THE PROXIES WILL VOTE ON ANY OTHER MATTER THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGMENT.

    THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF THE LAT AND NAF FUNDS, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

    PLEASE VOTE THE SHARES I HAVE INDICATED BELOW IN THE FOLLOWING MANNER:

    1. To reorganize the Fund into a Fund of Wells Fargo Variable Trust, a new Delaware business trust.

        / / FOR                      / / AGAINST                     / / ABSTAIN


Name of Fund ------------------------------    --------------------------------------------
                                               Signature of Shareholder

No. of Shares -------------------------------
                                               --------------------------------------------
                                               Signature of Shareholder

Date ---------------------------------------


NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.


FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU ALSO MAY VOTE BY CALLING THE TOLL-FREE NUMBER PRINTED ON YOUR PROXY BALLOT 24 HOURS A DAY, OR ON THE INTERNET AT WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.